Execution Version 1 163022922_9 JOINDER TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT This JOINDER TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Joinder”) is entered into as of August 31, 2022, by and among TITAN MACHINERY, INC., a Delaware corporation (“Titan”), HEARTLAND AGRICULTURE, LLC, an Iowa limited liability company (“Heartland Agriculture”), HEARTLAND AG KANSAS, LLC, a Kansas limited liability company (“Heartland Kansas”; together with Heartland Agriculture, each a “Joining Borrower” and collectively, “Joining Borrowers”; and together with Titan, each a “Borrower” and collectively, the “Borrowers”) and BANK OF AMERICA, N.A. a national banking association, as administrative agent for each member of the Lender Group and the Bank Product Providers (in such capacity, together with its successors and assigns in such capacity, the “Agent”). WHEREAS, Titan, the Lenders and Agent are parties to that certain Third Amended and Restated Credit Agreement dated as of April 3, 2020 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”); and WHEREAS, pursuant to Section 5.11 of the Credit Agreement, Titan is required to, among other things, to cause the Joining Borrowers to join the Credit Agreement and the Guaranty and Security Agreement. NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows: 1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement. 2. Amendments to Credit Agreement. In reliance upon the representations and warranties of each Loan Party set forth in Section 5 below and subject to the satisfaction of the conditions to effectiveness set forth in Section 4 below, the Credit Agreement is amended as follows: (a) Joinder of Heartland Agriculture and Heartland Kansas to the Credit Agreement as a Borrower. Since Heartland Agriculture and Heartland Kansas are each a Subsidiary of Titan, Titan is required by Section 5.11 of the Credit Agreement to cause Heartland Agriculture and Heartland Kansas to become a “Borrower” thereunder. Accordingly, each of Heartland Agriculture and Heartland Kansas hereby acknowledges, agrees and confirms that, by its execution of this Joinder, it will be deemed to be a party to and a “Borrower” under the Credit Agreement and shall have all of the obligations of a Borrower thereunder. Each of Heartland Agriculture and Heartland Kansas hereby ratifies, as of the date hereof, and agrees to be bound by, all representations and warranties, covenants and other terms, conditions and provisions of the Credit Agreement and the other applicable Loan Documents. Each of Heartland Agriculture and Heartland Kansas acknowledges and confirms that it has received a copy of the Credit Agreement and the schedules and exhibits thereto and each Loan Document and the schedules and exhibits thereto. The schedules to the Credit Agreement are hereby supplemented with the information set forth in Exhibit A hereto. Nature and Extent of Each Borrower’s Liability. (A) Joint and Several Liability. Each Borrower agrees that it is jointly and severally liable for, and absolutely and unconditionally guarantees to Agent, Lenders and any other member

2 163022922_9 of the Lender Group the prompt payment and performance of, all Obligations. Each Borrower agrees that its guaranty obligations hereunder constitute a continuing guaranty of payment and not of collection, that such obligations shall not be discharged until full payment of the Obligations, and that such obligations are absolute and unconditional, irrespective of (a) the genuineness, validity, regularity, enforceability, subordination or any future modification of, or change in, any Obligations or Loan Document, or any other document, instrument or agreement to which any Loan Party is or may become a party or be bound; (b) the absence of any action to enforce the Credit Agreement (including this Section) or any other Loan Document, or any waiver, consent or indulgence of any kind by any member of the Lender Group with respect thereto; (c) the existence, value or condition of, or failure to perfect a Lien or to preserve rights against, any security or guaranty for any Obligations or any action or inaction of any member of the Lender Group in respect thereof (including the release of any security or guaranty); (d) insolvency of any Loan Party; (e) election by any member of the Lender Group in an insolvency proceeding for the application of Section 1111(b)(2) of the Bankruptcy Code; (f) any borrowing or grant of a Lien by any other Borrower as debtor-in-possession under Section 364 of the Bankruptcy Code or otherwise; (g) disallowance of any claims of a member of the Lender Group against a Loan Party for repayment of any Obligations under Section 502 of the Bankruptcy Code or otherwise; or (h) any other action or circumstances that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, other than full payment of the Obligations. (B) Waivers. (i) Each Borrower expressly waives all rights that it may have now or in the future under any statute, at common law, in equity or otherwise, to compel any member of the Lender Group to marshal assets or to proceed against any Loan Party, other Person or security for the payment or performance of any Obligations before, or as a condition to, proceeding against such Borrower. Each Borrower waives all defenses available to a surety, guarantor or accommodation co-obligor other than full payment of Obligations and waives, to the maximum extent permitted by law, any right to revoke any guaranty of Obligations as long as it is a Borrower. It is agreed among each Borrower and each member of the Lender Group that the provisions of this Section are of the essence of the transaction contemplated by the Loan Documents and that, but for such provisions, Agent and Lenders would decline to make Loans and issue Letters of Credit. Each Borrower acknowledges that its guaranty pursuant to this Section is necessary to the conduct and promotion of its business, and can be expected to benefit such business. (ii) the Lender Group may pursue such rights and remedies as they deem appropriate, including realization upon Collateral or any real estate by judicial foreclosure or nonjudicial sale or enforcement, without affecting any rights and remedies under this Section. If, in taking any action in connection with the exercise of any rights or remedies, a member of the Lender Group shall forfeit any other rights or remedies, including the right to enter a deficiency judgment against any Borrower or other Person, whether because of any applicable laws pertaining to “election of remedies” or otherwise, each Borrower consents to such action and waives any claim based upon it, even if the action may result in loss of any rights of subrogation that any Borrower might otherwise have had. Any election of remedies that results in denial or impairment of the right of a member of the Lender Group to seek a deficiency judgment against any Borrower shall not impair any other Borrower’s obligation to pay the full amount of the Obligations. Each Borrower waives all rights and defenses arising out of an election of remedies, such as nonjudicial foreclosure with respect to any security for Obligations, even though that election of remedies destroys such Borrower’s rights of subrogation against any other Person. Agent may bid Obligations, in whole or part, at any foreclosure, trustee or other sale, including any private sale, and the amount of such bid need not be paid by Agent but may be credited against the Obligations. The amount of the successful bid at any such sale, whether Agent or any other Person is the successful bidder, shall be conclusively deemed to be the fair market value of the Collateral, and the difference between such bid amount and the remaining balance of the Obligations shall be conclusively deemed to be the amount of the Obligations guaranteed under

3 163022922_9 this Section, notwithstanding that any present or future law or court decision may have the effect of reducing the amount of any deficiency claim to which a member of the Lender Group might otherwise be entitled but for such bidding at any such sale. (C) Extent of Liability; Contribution. (i) Notwithstanding anything herein to the contrary, each Borrower’s liability under this Section shall not exceed the greater of (i) all amounts for which such Borrower is primarily liable, as described in clause (iii) below, or (ii) such Borrower’s Allocable Amount (as defined below). (ii) If any Borrower makes a payment under this Section of any Obligations (other than amounts for which such Borrower is primarily liable) (a “Guarantor Payment”) that, taking into account all other Guarantor Payments previously or concurrently made by any other Borrower, exceeds the amount that such Borrower would otherwise have paid if each Borrower had paid the aggregate Obligations satisfied by such Guarantor Payments in the same proportion that such Borrower’s Allocable Amount bore to the total Allocable Amounts of all Borrowers, then such Borrower shall be entitled to receive contribution and indemnification payments from, and to be reimbursed by, each other Borrower for the amount of such excess, ratably based on their respective Allocable Amounts in effect immediately prior to such Guarantor Payment. The “Allocable Amount” for any Borrower shall be the maximum amount that could then be recovered from such Borrower under this Section without rendering such payment voidable under Section 548 of the Bankruptcy Code or under any applicable state fraudulent transfer or conveyance act, or similar statute or common law. (iii) This Section shall not limit the liability of any Borrower to pay or guarantee Loans made directly or indirectly to it (including Loans advanced hereunder to any other Person and then re-loaned or otherwise transferred to, or for the benefit of, such Borrower), obligations relating to Letters of Credit issued to support its business, Bank Product Obligations incurred to support its business, and all accrued interest, fees, expenses and other related Obligations with respect thereto, for which such Borrower shall be primarily liable for all purposes hereunder. Agent and Lenders shall have the right, at any time in their discretion, to condition Loans and Letters of Credit upon a separate calculation of borrowing availability for each Borrower and to restrict the disbursement and use of Loans and Letters of Credit to a Borrower based on that calculation. (iv) Each Loan Party that is a Qualified ECP when its guaranty of or grant of Lien as security for a Hedge Agreement becomes effective hereby jointly and severally, absolutely, unconditionally and irrevocably undertakes to provide funds or other support to each Specified Obligor with respect to such Hedge Agreement as may be needed by such Specified Obligor from time to time to honor all of its obligations under the Loan Documents in respect of such Hedge Agreement (but, in each case, only up to the maximum amount of such liability that can be hereby incurred without rendering such Qualified ECP’s obligations and undertakings under this Section voidable under any applicable fraudulent transfer or conveyance act). The obligations and undertakings of each Qualified ECP under this Section shall remain in full force and effect until full payment of all Obligations. Each Loan Party intends this Section to constitute, and this Section shall be deemed to constitute, a guarantee of the obligations of, and a “keepwell, support or other agreement” for the benefit of, each Obligor for all purposes of the Commodity Exchange Act. (D) Joint Enterprise. Each Borrower has requested that Agent and Lenders make this credit facility available to Borrowers on a combined basis, in order to finance Borrowers’ business most efficiently and economically. Borrowers’ business is a mutual and collective enterprise, and the successful operation of each Borrower is dependent upon the successful performance of the integrated group. Borrowers believe that consolidation of their credit facility will enhance the borrowing power of each Borrower and ease administration of the facility, all to their mutual advantage. Borrowers acknowledge that Agent’s and Lenders’ willingness to extend credit and to administer the Collateral on a combined basis hereunder is done solely as an accommodation to Borrowers and at Borrowers’ request.

4 163022922_9 (E) Subordination. Each Borrower hereby subordinates any claims, including any rights at law or in equity to payment, subrogation, reimbursement, exoneration, contribution, indemnification or set off, that it may have at any time against any other Loan Party, howsoever arising, to the full payment of its Obligations. (F) Construction; Multiple Borrowers. If there is more than one Borrower party to the Credit Agreement, then any reference to “Borrower” in the Credit Agreement shall mean all Borrowers. (b) Continuing Effect. Except as expressly set forth in Section 2 of this Joinder, nothing in this Joinder shall constitute a modification or alteration of the terms, conditions or covenants of the Credit Agreement or any other Loan Document, or a waiver of any other terms or provisions thereof, and the Credit Agreement and the other Loan Documents shall remain unchanged and shall continue in full force and effect, in each case as amended hereby. 3. Reaffirmation and Confirmation. Each Loan Party hereby ratifies, affirms, acknowledges and agrees that the Credit Agreement and the other Loan Documents, in each case as amended, supplemented or otherwise modified by this Joinder, to which it is a party represent the valid, enforceable and collectible obligations of such Loan Party, and further acknowledges that there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to the Credit Agreement or any other Loan Document. Each Loan Party hereby agrees that this Joinder in no way acts as a release or relinquishment of the Liens and rights securing payments of the Obligations. The Liens and rights securing payment of the Obligations are hereby ratified and confirmed in all respects by each Loan Party. 4. Conditions to Effectiveness. This Joinder shall become effective upon the satisfaction of the following conditions precedent: (a) Agent shall have received a copy of: (i) this Joinder executed and delivered by Agent and Borrowers; (ii) Amended and Restated Revolving Loan Notes and Floorplan Loan Notes for each requesting Lender; (iii) Joinder by the Joining Borrower to the Third Amended and Restated Guaranty and Security Agreement; (iv) Joinder by the Joining Borrower to the Amended and Restated Intercompany Subordination Agreement; (v) Certificates and resolutions from the Joining Borrower authorizing this Joinder; (vi) Solely with respect to Heartland Kansas, notwithstanding anything to the contrary in this Joinder, Heartland Kansas shall not be added as a Borrower to the Credit Agreement until (x) Agent and the Lenders have confirmed that they have completed their “know your customer” compliance with respect to Heartland Kansas to Agent and each Lender’s satisfaction

5 163022922_9 and (y) completion of an appraisal with respect to the inventory of Heartland Kansas to Agent's satisfaction; and (vii) Such other documents as requested by Agent. (b) No Default or Event of Default shall have occurred and be continuing. 5. Representations and Warranties. In order to induce Agent to enter into this Joinder, each Borrower hereby represents and warrants to Agent and the Lenders that: (a) All representations and warranties contained in the Loan Documents to which any Loan Party is a party are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date of this Joinder (except to the extent that such representations and warranties expressly relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of such earlier date); (b) No Default or Event of Default has occurred and is continuing; and (c) This Joinder and the Loan Documents, as modified hereby, constitute legal, valid and binding obligations of such Loan Party and are enforceable against each Loan Party in accordance with their respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally. 6. Post-Closing Conditions. (a) Within twenty-one (21) days of the date hereof, the Joining Borrowers shall deliver to Agent a (x) property insurance certificate and lender’s loss payee endorsement and (y) a liability insurance certificate and additional insured endorsement; in each case, in form and substance satisfactory to Agent. (b) Within ninety (90) days of the date hereof, the Joining Borrowers shall deliver to Agent a control agreement (in form and substance satisfactory to Agent) by and among, Joining Borrowers, Agent, and First Interstate Bank, as depository, with respect to the deposit accounts of the Joining Borrowers. 7. Release. In consideration of the agreements of Agent contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Loan Party hereby releases and forever discharges Agent and the Lenders and their respective directors, officers, employees, agents, attorneys, affiliates, subsidiaries, successors and permitted assigns from any and all liabilities, obligations, actions, contracts, claims, causes of action, damages, demands, costs and expenses whatsoever (collectively "Claims"), of every kind and nature, however evidenced or created, whether known or unknown, arising prior to or on the date of this Joinder including, but not limited to, any Claims involving the extension of credit under or administration of this Joinder, the Credit Agreement or the Loan Documents, as each may be amended, or the obligations, liabilities and/or indebtedness incurred by Borrower or any other transactions evidenced by this Joinder, the Credit Agreement or the Loan Documents.

6 163022922_9 8. Miscellaneous. (a) Expenses. Each Loan Party acknowledges and agrees that Section 15.7 of the Credit Agreement applies to this Joinder and the transactions, agreements and documents contemplated hereunder. (b) Choice of Law and Venue; Jury Trial Waiver; Reference Provision. Without limiting the applicability of any other provision of the Credit Agreement or any other Loan Document, the terms and provisions set forth in Section 12 of the Credit Agreement are expressly incorporated herein by reference. (c) Counterparts; Electronic Execution. This Joinder may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Joinder. Delivery of an executed counterpart of this Joinder by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Joinder. Any party delivering an executed counterpart of this Joinder by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Joinder but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Joinder. (signature page follows)

IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed by their respective officers thereunto duly authorized and delivered as of the date first above written. EXISTING BORROWER: TITAN MACHINERY, INC., a Delaware corporation By: _/s./ Mark Kalvoda________ Name: Mark Kalvoda ________ Title: CFO__________________ JOINING BORROWERS: HEARTLAND AGRICULTURE, LLC, an Iowa limited liability company By: /s/ Arnie Sinclair_______________ Name: Arnie Sinclair______________ Title: President____________________ HEARTLAND AG KANSAS, LLC, a Kansas limited liability company By: /s/ Arnie Sinclair_______________ Name: Arnie Sinclair______________ Title: President____________________

BANK OF AMERICA, N.A., as Agent By: /s/ Gregory Kress___________________________ Name: Gregory Kress Title: Senior Vice President